                                                                    EXHIBIT 10.3
                                                                [EXECUTION COPY]




                        REDUCING REVOLVING LOAN AGREEMENT


                         dated as of September 29, 1997


                                      among


                                  HANCOCK BANK,
                     not in its individual capacity, except
                        as expressly provided herein, but
                         solely as Trustee, as Borrower,


                        BA LEASING & CAPITAL CORPORATION,
                             as Administrative Agent


                                SOCIETE GENERALE,
                         THE SUMITOMO BANK, LIMITED, and
                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  as Co-Agents

                  THE MITSUBISHI TRUST AND BANKING CORPORATION,
                                 as Lead Manager


                                       and


                        THE PERSONS NAMED ON SCHEDULE I,
                                   as Lenders

                                TABLE OF CONTENTS

                                                                         Page

ARTICLE I         DEFINITIONS

         1.1.     Defined Terms.............................................1

ARTICLE II        AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND
                  PREPAYMENT OF LOANS

         2.1.     Commitment; Term..........................................2
         2.2.     Notes.....................................................2
         2.3.     Procedure for Borrowing...................................3
         2.4.     Prepayments; Lease Termination Payments and Premium.......3
         2.5.     Interest Rates............................................3
         2.6.     Determination of Interest Rate............................4
         2.7.     Pro Rata Treatment among Loans............................4
         2.8.     Payment from Trust Estate Only............................4
         2.9.     Taxes.....................................................5
         2.10.    Illegality................................................6
         2.11.    Increased Costs and Reduction of Return...................6
         2.12.    Funding Losses............................................7
         2.13.    Inability to Determine Rates..............................8
         2.14.    Survival..................................................8

ARTICLE III       RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM
                  THE TRUST ESTATE

         3.1.     Rent Distribution.........................................8
         3.2.     Distribution of Mandatory Prepayments.....................9
         3.3.     Distribution of Payments After Loan Event of Default......9
         3.4.     Other Payments...........................................10
         3.5.     Distribution of Excluded Amounts and Additional Costs....11
         3.6.     Guaranty Payments........................................11

ARTICLE IV        CONDITIONS PRECEDENT

ARTICLE V         AFFIRMATIVE COVENANTS OF THE BORROWER

         5.1.     Performance by the Borrower..............................11
         5.2.     Waiver by the Borrower...................................11

ARTICLE VI        LOAN EVENTS OF DEFAULT; REMEDIES

         6.1.     Loan Events of Default...................................12
         6.2.     Remedies.................................................13

ARTICLE VII ADMINISTRATIVE AGENT

         7.1.     Appointment and Authorization............................15
         7.2.     Delegation of Duties.....................................15
         7.3.     Liability of the Administrative Agent....................15
         7.4.     Reliance by the Administrative Agent.....................16
         7.5.     Notice of Default........................................16
         7.6.     Credit Decision..........................................16
         7.7.     Indemnification of the Administrative Agent..............17
         7.8.     The Administrative Agent in Individual Capacity..........17
         7.9.     Successor Administrative Agent...........................18
         7.10.    Withholding Tax..........................................18
         7.11.    Acceptance of Agency.....................................20
         7.12.    Distribution and Receipt of Payments by Bank.............21
         7.13.    Lead Manager.............................................21

ARTICLE VIII  MISCELLANEOUS

         8.1.     Amendments and Waivers...................................22
         8.2.     Notices..................................................22
         8.3.     Successors and Assigns; Transfers and Participations.....22
         8.4.     Counterparts.............................................22
         8.5.     Governing Law............................................22
         8.6.     Survival and Termination of Agreement....................23
         8.7.     Entire Agreement.........................................23
         8.8.     Severability.............................................23


SCHEDULE I   -   Lenders

EXHIBIT A    -   Form of Note

                        REDUCING REVOLVING LOAN AGREEMENT


         THIS REDUCING REVOLVING LOAN AGREEMENT (as amended and supplemented from time to time, this "Loan Agreement"), dated as of September 29, 1997, is entered into by and among HANCOCK BANK, not in its individual capacity, except as specifically provided herein, but solely as Trustee under the Trust Agreement of even date herewith (the "Borrower"); BA LEASING & CAPITAL CORPORATION, a California corporation, as the Administrative Agent; Societe Generale, The Sumitomo Bank, Limited, and Wells Fargo Bank, National Association (collectively, the "Co-Agents"); The Mitsubishi Trust and Banking Corporation, as Lead Manager, and the Persons named on Schedule I hereto, as Lenders.

                               W I T N E S E T H:

         WHEREAS, the Borrower desires to pay costs associated with the acquisition and construction of the Facilities, all as more particularly described in the Participation Agreement of even date herewith and in each of the other Operative Documents; and

         WHEREAS, the Borrower desires to borrow from the Lenders a portion of the costs associated with the acquisition and construction of the Facilities;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE II

                                 DEFINITIONS

         SECTION II.1. Defined Terms. The capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement dated as of the date hereof among BL Resorts I, LLC and GCG Resorts I, LLC, as the Initial Lessees and Construction Agents; Grand Casinos, Inc. and certain of its Subsidiaries, as Guarantors; the Borrower; the Trustee; the Arranger and the Administrative Agent; the Co-Agents; the Lead Manager and the Lenders identified therein (the "Participation Agreement") for all purposes hereof.



                                   ARTICLE III

                        AMOUNT AND TERMS OF COMMITMENTS;

                                                                  Loan Agreement


                        REPAYMENT AND PREPAYMENT OF LOANS

         SECTION III.1. Commitment; Term. Subject to the terms and conditions hereof and of the Participation Agreement, each Lender severally, but not jointly, agrees to make loans to the Borrower ("Loans") from time to time through the Commitment Termination Date for the purpose of enabling the Trustee to pay the Building Costs and the Facility F,F&E Costs for the Facilities and, upon completion of one or more Facilities, to make Revolving Advances to Lessees in accordance with the Participation Agreement, in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment; provided, however, that in no event shall the principal amount of Advances relating to any Facility exceed the lesser of (a) the Fair Market Sales Value of such Facility (including the value attributable to the related Facility F,F&E as determined by the applicable Appraisal delivered pursuant to Section 3.3(i) of the Participation Agreement) and (b) the amount specified in Section 2.2(b) of the Participation Agreement relating to that Facility. Certain amounts prepaid may be readvanced in accordance with the terms and conditions of the Participation Agreement, including without limitation the provisions of Sections 2.2(c), 3.1 and 3.8 thereof.

         SECTION III.2.  Notes.

         (a) The Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A (as amended, modified, supplemented, extended or renewed from time to time, a "Note"), with appropriate insertions as to payee and principal amount, duly executed by the Borrower and payable to the order of such Lender and in a maximum principal amount equal to such Lender's Commitment. Each Note shall be dated the Closing Date and delivered to the related Lender in accordance with Section 2.3 of the Participation Agreement. Each Note shall (i) be stated to mature on the Final Maturity Date and (ii) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 2.6.

         (b) Upon the consummation of each Advance, each Lender shall, and is hereby authorized by the Borrower and each of the Lessees to, record in its records the amount of the Loan advanced by such Lender on such Advance Date, the date and amount of each continuation or conversion of such Loan, the length of each Interest Period with respect thereto and the date and amount of each payment of principal and/or interest relating thereto; provided, that the failure to make any such recordation shall not affect the obligation of the Trustee under the Notes or the corresponding obligation of any applicable Lessee to pay Rent. In all events, prior to any transfer of its Note, a Lender shall indicate in writing to its transferee the date, amount and maturity of each Loan made by it which is still outstanding and the amounts of accrued but unpaid interest thereon.

                                                                  Loan Agreement



         SECTION III.3.  Procedure for Borrowing.

         (a) Subject to the terms and conditions of the Participation Agreement and this Loan Agreement, the Borrower shall borrow under the Commitments on each Advance Date upon receipt by the Trustee, the Administrative Agent and the applicable Lenders from a Lessee of an Advance Request in accordance with
Section 2.4(a) of the Participation Agreement.

         (b) Any Advance Request shall be delivered to the Trustee, the Administrative Agent and the Lenders in accordance with Section 2.4(a) of the Participation Agreement. Each Lender will fund its pro rata share of the Advance in accordance with Section 2.2 of the Participation Agreement.

         SECTION III.4.  Prepayments; Lease Termination Payments and Premium.

         (a) Borrower shall repay in full the unpaid principal amount of each Loan (including any Additional Costs) upon the Final Maturity Date.

         (b) On each Scheduled Payment Date on or after the Initial Reduction Date, the Borrower shall pay to the Lenders that portion of the outstanding principal amount of each Note, if any, which results in the aggregate principal amount of the Loans outstanding under the Notes as of such date being not in excess of the Commitment Amount (as reduced on that Scheduled Payment Date pursuant to the terms of the Participation Agreement).

         (c) No other principal amortization of the Loans will be required prior to the Final Maturity Date, except that upon the occurrence of (i) a Casualty or Non-Casualty Loss that results in a purchase by any Lessee of the Leased Property suffering the Casualty or Non-Casualty Loss, (ii) any Lessee exercising the early termination option pursuant to Section 5.1 or 5.2 of the Master Lease to purchase all or a portion of the Leased Property then leased by such Lessee or (iii) a Lease Event of Default that results in Lessor exercising its right to have Lessees purchase all of the Leased Property, the Borrower shall prepay the aggregate outstanding principal amount of the Loans equal to the amount of principal that Lessees are required to pay as a result of any of the foregoing pursuant to the applicable terms of the Master Lease, together with interest accrued to the date of such prepayment on the principal amount so prepaid, plus, Additional Costs, if any.

         SECTION 2.5. Interest Rates. The Loans shall accrue interest at the applicable Interest Rate from time to time in effect. The Interest Period for which a LIBO Rate applies shall be one month unless the duration is shortened as required by the definition of "Interest Period". Interest accrued on each Loan shall be payable in arrears on each applicable Payment Date.

                                                                  Loan Agreement



         If all or a portion of the principal amount of or interest on the Notes shall not be paid when due (whether at the Final Maturity Date thereof, by acceleration or otherwise), such overdue amount shall, without limiting the rights of any Lender under Section 6.2, bear interest at the Overdue Rate, in each case from the date first due until paid in full (as well after as before judgment) payable on demand.

         SECTION III.6.  Determination of Interest Rate.

         (a) During such time as a LIBO Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 360 day year and the actual days elapsed. During such time as the Alternate Base Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 365 (or 366, as applicable) day year and the actual number of days elapsed. The Administrative Agent shall, as soon as practicable, but in no event later than 1:00 p.m., Gulfport, Mississippi time, two Business Days prior to the first day of each Interest Period, notify the Borrower, who shall notify Lessees and the Lenders, of the LIBO Rate. Any change in the Interest Rate on the Loans resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such Alternate Base Rate changes as provided herein.

         (b) Except as provided in Section 2.10 or Section 2.13, all Loans shall be LIBO Rate Loans. LIBO Rate Loans shall be made by each Lender at its LIBOR Office. At the end of each Interest Period, all LIBO Rate Loans shall automatically be continued.

         SECTION III.7. Pro Rata Treatment among Loans. Except as otherwise expressly set forth in Article III, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata among the Loans. The Administrative Agent shall apply any prepayments in reduction of Loans so that the Borrower's funding losses under Section 2.12 are minimized. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes shall be made without set-off or counterclaim and shall be made to the Administrative Agent (or Bank as agent for the Administrative Agent), for the account of the Lenders, at the Administrative Agent's office referred to in Schedule III of the Participation Agreement (or Bank's office), in lawful money of the United States of America and in immediately available funds. The Administrative Agent or Bank shall distribute such payments to each Lender at its LIBOR Office, promptly upon receipt in like funds as received.


         SECTION III.8. Payment from Trust Estate Only. All payments and expenses to be made by or paid by the Borrower in respect of the Loans, this Loan Agreement and the Security Documents shall be made only from the income and the proceeds from the Trust Estate and only

                                                                  Loan Agreement


to the extent that the Borrower shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Article III. Each Lender agrees that it will look solely to the income and proceeds from the Trust Estate for distribution to such Lender as herein provided and that neither the Borrower nor the Administrative Agent is or shall be personally liable to any Lender for any amount or expense payable hereunder or under any Note or Security Document except as specifically provided for in the Trust Agreement, the Participation Agreement or any other Operative Document. The provisions of this Section 2.8 shall apply whether or not a Loan Event of Default shall have occurred and be continuing.

         SECTION III.9.  Taxes.

         (a) Subject to subsection (c) of this Section 2.9, any and all payments by the Borrower to each Lender or the Administrative Agent under this Loan Agreement and any other Operative Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

         (b) Borrower agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by each Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date any Lender or the Administrative Agent makes written demand therefor.

         (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

                         (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                         (ii) the Borrower shall make such deductions and withholdings;

                         (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with Applicable Law; and

                         (iv) the Borrower shall also pay to the Administrative Agent for the account

                                                                  Loan Agreement


         of each Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

         (e) If the Borrower is required to pay additional amounts to any Lender or the Administrative Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         SECTION III.10.  Illegality.

         (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make LIBO Rate Loans, then, on notice thereof by the Lender to the Borrower through the Administrative Agent, any obligation of that Lender to make LIBO Rate Loans shall be suspended until the Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

         (b) If a Lender determines that it is unlawful to maintain any LIBO Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full such LIBO Rate Loans of that Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBO Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBO Rate Loans. If the Borrower is required to so prepay any LIBO Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, an Alternate Base Rate Loan.

         SECTION III.11.  Increased Costs and Reduction of Return.

         (a) If any Lender determines that, due to either (i) the introduction of or any change in or

                                                                  Loan Agreement


in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost of such Lender of agreeing to make or making, funding or maintaining any LIBO Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

         (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, Loans, credits or obligations under this Loan Agreement, then, upon demand of such Lender to the Borrower through the Administrative Agent, the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

         SECTION III.12. Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

         (a) the failure of the Borrower to make on a timely basis any payment of principal of any LIBO Rate Loan;

         (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) an Advance Request;

         (c) the failure of the Borrower to timely make any mandatory prepayment;

         (d) the prepayment or other payment (including after acceleration thereof) of a LIBO Rate Loan on a day that is not the last day of the relevant Interest Period; or

         (e) the automatic conversion of any LIBO Rate Loan to an Alternate Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense incurred by reason of the liquidation or reemployment of
                                       -7-

                                                                  Loan Agreement


deposits or other funds obtained by it to make, continue or maintain its LIBO Rate Loans or from fees payable to terminate the deposits from which such funds were obtained; provided, that such Lender shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         SECTION III.13. Inability to Determine Rates. If the Administrative Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan, or that the LIBO Rate applicable for any requested Interest Period with respect to a proposed LIBO Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBO Rate Loans hereunder shall be suspended until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Advance Request then submitted by it. If the Borrower does not revoke such Advance Request, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable Advance Request submitted by the Borrower, but such Loans shall be made, converted or continued as Alternate Base Rate Loans instead of LIBO Rate Loans.

         SECTION III.14. Survival. The agreements and obligations of the Borrower in this Article II shall survive the payment of all other obligations of the Borrower.


                                   ARTICLE IV

                 RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME
                              FROM THE TRUST ESTATE

         SECTION IV.1. Rent Distribution. Except as otherwise provided in
Section 3.3 and subject to Section 3.5, each payment of Rent (including, without limitation, any prepaid Rent) as well as any payment of interest on overdue installments of Rent under the Master Lease and related Lease Supplements, and any other monies paid over by any Lessee or the Borrower to the Administrative Agent for such purpose, shall be distributed as promptly as possible (it being understood that any payments of Rent received by or on behalf of the Administrative Agent under the Master Lease and related Lease Supplements on a timely basis and in accordance with the provisions of the Master Lease shall be distributed on the date received in the funds so received) in the following order of priority:

                         first, an amount equal to the aggregate amount of the payment of interest (as well as any interest on (to the extent permitted by Applicable Laws) overdue interest)

                                                                  Loan Agreement


         then due and payable on the Notes shall be distributed and paid to the Lenders; and

                         second, to the payment of outstanding principal under the Notes.

         SECTION IV.2.  Distribution of Mandatory Prepayments.

         (a) Except as otherwise provided in Section 3.2(b) and Section 3.3, the amount of any prepayment received pursuant to Section 2.4 shall in each case be distributed and paid in the following order of priority:

                         first, an amount equal to the aggregate amount of accrued interest (as well as any interest on (to the extent permitted by Applicable Laws) overdue interest) then due and payable on the Notes shall be distributed and paid to the Lenders; and

                         second, an amount equal to the aggregate amount of the payment of principal on the Notes then due and payable shall be distributed and paid to the Lenders.

         (b) Any Casualty Recovery or Non-Casualty Recovery that is not required to be paid to a Lessee pursuant to the Master Lease, solely because a Lease Default or Lease Event of Default exists shall be held by the Trustee as security for the obligations of Lessees under the Master Lease and the other Operative Documents and invested in Cash Equivalents and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such portion shall be paid to the applicable Lessee, unless the Administrative Agent (as assignee of the Borrower) shall have theretofore declared the Master Lease and related Lease Supplements to be terminated pursuant to Section 5.3 thereof, in which event such portion shall be distributed forthwith upon such declaration in accordance with the provisions of Section 3.3 hereof.

         SECTION IV.3.  Distribution of Payments After Loan Event of Default.

         (a) Except as otherwise provided in Section 3.4(b), all payments received and amounts (other than Excluded Amounts) realized by the Administrative Agent after a Loan Event of Default shall have occurred and be continuing, as well as all payments or amounts then held or thereafter received by the Administrative Agent as part of the Trust Estate while such Loan Event of Default shall be continuing, shall be distributed forthwith by the Administrative Agent in the following order of priority:

                         first, so much of such payments or amounts as shall be required to reimburse the Administrative Agent or Trustee for any tax, expense or other loss incurred by the Administrative Agent or Trustee (to the extent not previously reimbursed and to the extent incurred in connection with its duties as the Administrative Agent or Trustee,

                                                                  Loan Agreement


         respectively) and any unpaid ongoing fees of the Administrative Agent or Trustee shall be distributed to the Administrative Agent or Trustee as the case may be;

                         second, so much of such payments or amounts as shall be required to reimburse the then existing or prior Lenders (so long as the Loan Events of Default that have occurred and are continuing arise solely from a Lease Event of Default) for payments made by them to the Administrative Agent or Trustee pursuant to Section 7.7 (to the extent not previously reimbursed), and to pay such then existing or prior Lenders (so long as the Loan Events of Default that have occurred and are continuing arise solely from a Lease Event of Default) the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Participation Agreement, the Master Lease or this Loan Agreement, shall be distributed to each such Person, without priority of one over the other, in accordance with the amount of such payment or payments payable to each such Person;

                         third, so much of such amount as shall be required to pay in full the aggregate unpaid principal amount of the Notes, together with any Additional Costs and the accrued but unpaid interest on the Notes to the date of distribution shall be distributed to the Lenders holding Notes, and in the case the amount so to be distributed shall be insufficient to pay in full as aforesaid, then, pro rata among such Lenders, without priority of one such Lender over the other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes;

                         fourth, the balance, if any, of such payments or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Borrower.

         (b) During the occurrence and continuance of any Loan Event of Default, all amounts (other than Excluded Amounts) received or realized by the Administrative Agent and otherwise distributable pursuant to Section 3.1 or 3.2 shall be distributed as provided in Section 3.3(a).

         SECTION IV.4.  Other Payments.

         (a) Any payments received by the Administrative Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article III shall be distributed forthwith by the Administrative Agent in the order of priority set forth in Section 3.1.

         (b) All payments received and amounts realized by the Administrative Agent under any of the Master Lease and Lease Supplements or otherwise with respect to the Leased Property to the extent received or realized at any time after payment in full of the principal of and interest on

                                                                 Loan Agreement



all Loans, as well as any other amounts remaining as part of the Trust Estate after payment in full of the principal of and interest on (and any Additional Costs in respect of) all Loans issued hereunder, shall be distributed forthwith by the Administrative Agent in the order of priority set forth in Section 3.3(a) omitting clause "third" of such Section 3.3(a).

         (c) Except after a Loan Event of Default has occurred and is continuing, any payment received by the Administrative Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Article III shall be distributed forthwith by the Administrative Agent to the Person for the purpose for which such payment was made in accordance with the terms of such Operative Document.

         SECTION IV.5. Distribution of Excluded Amounts and Additional Costs. All amounts constituting Excluded Amounts and Additional Costs received by the Administrative Agent shall be distributed to the Person or Persons entitled thereto.

         SECTION IV.6. Guaranty Payments. Any payment received by the Administrative Agent from a Guarantor pursuant to the Guaranty shall be distributed forthwith or retained by the Trustee in the same manner and subject to the same conditions as provided in this Article III with respect to payments received by the Trustee in respect of the Borrower's obligation as to which such payment relates, all as if such payment had been made by the Borrower out of Rent received under the Master Lease and one or more Lease Supplements.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

         The agreement of each Lender to make the Loan requested to be made by it on any Advance Date is subject to the satisfaction on the Advance Date of the applicable conditions precedent set forth in Article III of the Participation Agreement.

                                   ARTICLE VI

                      AFFIRMATIVE COVENANTS OF THE BORROWER

         SECTION VI.1. Performance by the Borrower. Subject to Section 2.8, so long as any Note remains outstanding and unpaid or any other amount is owing to any Lender hereunder, the Borrower will promptly pay all amounts payable by it under this Loan Agreement and the Notes in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement and the Notes.

                                                                  Loan Agreement



         SECTION VI.2.  Waiver by the Borrower.

         (a) To the extent permitted by Applicable Laws, the Borrower is hereby deemed to have irrevocably waived:

                         (i) the protection of any stay (automatic or otherwise) arising out of or in connection with any proceedings for the reorganization or liquidation of the Borrower under the Bankruptcy Code or otherwise of the exercise by the Lenders or the Administrative Agent of rights and remedies under the Operative Documents; and

                         (ii) any right that the Borrower might otherwise have to enjoin, limit or restrict the good faith exercise of such rights and remedies.

         (b) To the extent permitted by Applicable Laws, the Lenders and the Administrative Agent are hereby expressly relieved from any obligation to comply with any such stay which might otherwise affect their exercise at any time of such rights and remedies.


                                 ARTICLE VII

                        LOAN EVENTS OF DEFAULT; REMEDIES

         SECTION VII.1. Loan Events of Default. Each of the following events shall constitute a "Loan Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

         (a) the Borrower shall fail to pay any principal of or interest on any Note when due and such failure shall continue unremedied for a period of 3 Business Days; or

         (b) the failure by the Borrower in any material respect to timely perform any other covenant or condition herein or in any other Operative Document to which the Borrower is a party and such failure shall continue for a period of 30 days after written notice thereof to Borrower and the applicable Lessee(s) from the Administrative Agent; or

         (c) any representation or warranty by the Borrower in any Operative Document or in any certificate or document delivered thereunder shall have been incorrect in a material respect when made and shall remain material when discovered and if curable shall continue for a period of 30

                                                                  Loan Agreement


days after written notice thereof to the Borrower and the Lenders from the Administrative Agent; or

         (d) the filing by the Borrower of any petition for dissolution or liquidation of the Borrower; or the commencement by the Borrower of a voluntary case under any applicable bankruptcy, insolvency or other similar law for the relief of debtors, foreign or domestic, now or hereafter in effect; or the Borrower shall have consented to the entry of an order for relief in an involuntary case under any such law; or the failure of the Borrower generally to pay, or the admission by the Borrower in writing that it is unable to pay, its debts as such debts become due (within the meaning of the Bankruptcy Code); or the failure by the Borrower promptly to satisfy or discharge any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under the Operative Documents; or the appointment of or taking possession by a receiver, custodian or trustee (or other similar official) for the Borrower or any substantial part of its property; or a general assignment by the Borrower for the benefit of creditors; or the entry by the Borrower into an agreement of composition with its creditors; or the Borrower shall have taken any corporate action in furtherance of any of the foregoing; or the filing against the Borrower of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within 60 days of the date of the filing of the petition; or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against the Borrower which either (i) results in a finding or adjudication of insolvency of the Borrower or (ii) is not dismissed within 60 days of the date of the filing of such petition; or

         (e)  a Lease Event of Default shall occur and be continuing.

         SECTION VII.2.  Remedies.

         (a) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in subsection (d) of Section 6.1 or subsections (f) or (g) of Section 10.1 of the Master Lease, the Commitment (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall automatically be and become immediately due and payable, and (ii) if such event is any other Loan Event of Default, upon the written instructions of the Required Lenders, the Administrative Agent shall, by notice of default to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable; provided that the sole remedies of the Administrative Agent upon the occurrence of a Loan Event of Default specified in subsection (b), (c) (but only to the extent the representation was made in the Borrower's individual capacity) or (d) of Section 6.1 that does not also constitute a Lease

                                                                  Loan Agreement


Event of Default shall be to cause the Lenders to remove and replace the Borrower as the Trustee and to bring suit against Borrower for damages. Except as expressly provided above in this Article VI, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

         (b) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, the Administrative Agent may, and upon the written instructions of the Required Lenders shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Operative Documents, the Master Lease, the Lease Supplements, the Guaranty and the other Operative Documents and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

         (c) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, the Administrative Agent may proceed to protect and enforce this Loan Agreement, the Notes, the other Operative Documents, the Master Lease, the Lease Supplements and the Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for any portion of the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for any portion of the Leased Property or any other property subject to any Deed of Trust, or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Laws.

         (d) The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Administrative Agent or any Lender by reason of the occurrence of any Loan Event of Default or the exercise of remedies with respect thereto.

         (e) Except as expressly provided above, no remedy under this Section
6.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 6.2 or under the other Operative Documents or otherwise available at law or in equity. The exercise by the Administrative Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by the Administrative Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of the Administrative Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by

                                                                  Loan Agreement


the Administrative Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

         (f) No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.


                                 ARTICLE VIII

                             ADMINISTRATIVE AGENT

         SECTION VIII.1. Appointment and Authorization. Each Lender hereby irrevocably (subject to Section 7.9) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Loan Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Loan Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Loan Agreement or in any other Operative Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Operative Document, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Administrative Agent.

         SECTION VIII.2. Delegation of Duties. The Administrative Agent may execute any of its duties under this Loan Agreement or any other Operative Document by or through agents (including the Bank), employees or attorneys-in-fact- and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         SECTION VIII.3. Liability of the Administrative Agent. None of the Administrative Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Loan Agreement or any other Operative Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct or as otherwise provided in the Security Agreement), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Loan Agreement

                                                                  Loan Agreement


or in any other Operative Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Loan Agreement or any other Operative Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document, or for any failure of the Borrower or any other party to any Operative Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         SECTION VIII.4.  Reliance by the Administrative Agent.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement or any other Operative Document in accordance with a request and any action taken or consent of the Required Lenders and such request and any action taken upon failure to act pursuant thereto shall be binding upon all of the Lenders.

         (b) Each Lender that has executed this Loan Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         SECTION VIII.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Loan Default or Loan Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent directly for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or a Lessee referring to this Loan

                                                                  Loan Agreement


Agreement, describing such Loan Default or Loan Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Loan Default or Loan Event of Default as may be requested by the Required Lenders; provided, however, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action regarding such Loan Default or Loan Event of Default as it shall deem advisable or in the best interest of the Lenders.

         SECTION VIII.6. Credit Decision. Each Lender acknowledges that none of the Administrative Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of Parent, Lessees and their Subsidiaries, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of any investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Parent, Lessees and their Subsidiaries, the value of and title to any Collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Loan Agreement and to extend credit to the Borrower and Lessees hereunder. Each Lender also represents that it will independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Lessees and Parent. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Lessees and Parent which may come into the possession of any of the Administrative Agent-Related Persons.

         SECTION VIII.7. Indemnification of the Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand any Administrative Agent-Related Person (to the extent not reimbursed by or on behalf of Lessees and without limiting the obligation of Lessees to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Administrative Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable

                                                                  Loan Agreement


share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Loan Agreement, any other Operative Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all obligations hereunder and the resignation or replacement of the Administrative Agent.

         SECTION VIII.8. The Administrative Agent in Individual Capacity. BA Leasing & Capital Corporation and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Parent and its Subsidiaries and Affiliates as though BA Leasing & Capital Corporation were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BA Leasing & Capital Corporation or its Affiliates may receive information regarding Parent or its Affiliates (including information that may be subject to confidentiality obligations in favor of Parent or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, BA Leasing & Capital Corporation shall have the same rights and powers under this Loan Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include BA Leasing & Capital Corporation in its individual capacity.

         SECTION VIII.9. Successor Administrative Agent. The Administrative Agent may, and at the request of the Required Lenders shall, resign as the Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the

                                                                  Loan Agreement


Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint an successor agent as provided for above. If required by Applicable Law, the Mississippi Gaming Commission shall have made a determination of suitability with respect to a successor agent.

         SECTION VIII.10.  Withholding Tax.

         (a) If any Lender is a "foreign corporation" or "foreign partnership" or "foreign trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Administrative Agent, to deliver to the Administrative Agent:

                         (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Loan Agreement;

                         (ii) if such Lender claims that interest paid under this Loan Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Loan Agreement; and

                         (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

         Such Lender agrees to promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Borrower to such Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of obligations of the Borrower to such Lender. To the extent of such percentage amount, the Administrative Agent will treat such Lender's IRS Form 1001 as no longer valid.

                                                                  Loan Agreement



         (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

         (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         (e) If the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent (or its designee or agent) did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or deduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent (or its designee or agent, as the case may be) fully for all amounts paid, directly or indirectly, by the Administrative Agent (or its designee or agent) and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent (or its designee or agent) under this Section, together with all costs and expenses (including attorney costs and the allocated cost of internal counsel services and all disbursements of internal counsel). The obligation of the Lenders under this subsection shall survive the payment of all obligations and the resignation or replacement of the Administrative Agent.

         SECTION VIII.11.  Acceptance of Agency.

         (a) The Administrative Agent accepts the agency hereby created applicable to it and agrees to cause Bank (or its successor) to receive all payments and proceeds pursuant to the Operative Documents and disburse such payments or proceeds in accordance with the Operative Documents.

         (b) Upon discharge of the indebtedness secured by the Security Documents or security interest or Lien provided therein, the Administrative Agent shall execute and deliver, at Lessees' cost and expense, such satisfactions and terminations of said Liens as may be required. Upon satisfaction of the Lien or security interest provided for in any such instrument, such instrument shall be deemed withdrawn from the Collateral.

                                                                  Loan Agreement



         (c) In the event that the Required Lenders shall notify the Administrative Agent that an event of default under a security instrument has occurred, the Administrative Agent shall take such action with respect thereto as the Required Lenders may require by written instructions, but the Administrative Agent shall not be required to take any action not expressly set forth in such written instructions.

         (d) The Administrative Agent shall not have any duty or obligation to manage, operate, control, use, sell, dispose of or otherwise deal with the Leased Property or any other part of the Collateral or to otherwise take or refrain from taking any action under, or in connection with, the security instruments, except as expressly provided by the terms of this Loan Agreement or as expressly provided in written instructions from the Required Lenders received pursuant to the terms of Section 7.11(c) hereof.

         (e) Except in accordance with written instruction furnished pursuant to
Section 7.11(c) hereof, and without limiting the generality of Section 7.11(d) hereof, the Administrative Agent shall have no duty (i) to see to any recording, filing or depositing of any security instrument or amendment thereof, (ii) to see to any insurance on the Leased Property or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral, (iv) to confirm or verify any notices or reports of any of the Lessees other than to furnish (to the extent not otherwise furnished) the Lenders with a copy of each notice or report furnished to the Administrative Agent by such Lessees pursuant to a security instrument or (v) to inspect the Leased Property at any time or ascertain or inquire as to the performance or observance of Lessee's covenants under any security instrument.

         (f) In accepting the agency hereby created, the Administrative Agent acts solely as agent hereunder and not in its individual capacity, and all persons, other than the Lenders, having any claim against the Administrative Agent by reason of the transactions contemplated hereby shall look only to the Collateral for payment or satisfaction thereof.

         (g) The agency created hereby shall be terminated by notice given by the Administrative Agent to the Lenders at any time upon the final disposition of all Collateral and the final distribution by the Administrative Agent of all monies or other property or proceeds received pursuant to the Operative Documents in accordance with their terms.

         SECTION VIII.12. Distribution and Receipt of Payments by Bank. The Administrative Agent, for the benefit of Lenders, hereby appoints Bank as the agent of the Lenders for purposes of receiving proceeds of Advances, payments under the Master Lease and the Lease Supplements and making distributions to the Lenders, Lessees and other Persons under this Loan Agreement.

                                                                  Loan Agreement


The Administrative Agent may at any time by notice in writing terminate Bank's appointment hereby as agent of collection and payment of the payments under the Master Lease and the Lease Supplements, in which event Lessees, upon receipt of copy of such notice, shall pay any and all payments payable to the Administrative Agent hereunder and under the other Operative Documents directly to the Administrative Agent at the account set forth in Schedule III of the Participation Agreement.

         SECTION VIII.13. Lead Manager. The "lead manager" shall not have any right, power, obligation, liability, responsibility or duty under this Loan Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as "co- agent" or "lead manager" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. Without limiting the foregoing, to the extent the Co-Agents make determinations pursuant to the terms of any Operative Document, the Co-Agents shall have the same rights afforded to the Administrative Agent under this Article VII.


                                  ARTICLE IX

                                MISCELLANEOUS

         SECTION IX.1. Amendments and Waivers. Neither this Loan Agreement, any Note nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of the Participation Agreement.

         SECTION IX.2. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be delivered in accordance with, and shall be deemed to have been given as provided in, Section 9.3 of the Participation Agreement; provided, that any notice, request, demand or other communication to or upon the Administrative Agent or the Lenders pursuant to Section 2.3 shall not be effective until received.

         SECTION IX.3.  Successors and Assigns; Transfers and Participations.

         (a) This Loan Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns.

         (b) Any transfer by a Lender of its Note or any sale by a Lender of any participating

                                                                  Loan Agreement


interest in the Loans evidenced by its Note shall comply with Sections 6.2, 6.3 and 6.4 of the Participation Agreement. Any Lender transferring its Note shall pay, or cause the transferee to pay, the costs and expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with such transfer.

         SECTION IX.4. Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         SECTION IX.5. GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES HAVE BEEN DELIVERED IN, AND THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREUNDER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED, AND TO THE EXTENT THAT THE EXERCISE OF CERTAIN RIGHTS OR REMEDIES HEREUNDER OR UNDER THE OTHER OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH GAMING LAWS.

         SECTION IX.6. Survival and Termination of Agreement. All covenants, agreements, representations and warranties made herein and in any certificate, document or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and shall continue in full force and effect so long as any Note or any amount payable to any Lender under or in connection with this Loan Agreement or the Notes is unpaid, at which time this Loan Agreement shall terminate, it being expressly understood that the obligations of the Borrower, as the case may be, to the Administrative Agent and each Lender under Article II and the obligations of the Lenders to the Administrative Agent under Section 7.7 shall survive the payment in full of the Notes.

         SECTION IX.7. Entire Agreement. This Loan Agreement sets forth the entire agreement of the parties hereto with respect to its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

                                                                  Loan Agreement



         SECTION IX.8. Severability. Any provision of this Loan Agreement or of the Notes which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.

                            [Signature pages follow]

                                                                  Loan Agreement


         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               HANCOCK BANK, not in its individual capacity, except as specifically provided herein, but solely as Trustee and as Borrower


                               By: _______________________________________
                               Name:  Arnold Wethey
                               Title:  Vice President & Trust Officer

                                                                  Loan Agreement


                               BA LEASING & CAPITAL
                               CORPORATION, not in its
                               individual capacity except as
                               specifically provided herein
                               but solely as Administrative
                               Agent


                               By: _______________________________________
                               Name: Sonia T. Delen
                               Title:   Assistant Vice President

                                                                  Loan Agreement




                                 SOCIETE GENERALE, as a Lender


                                 By: _______________________________________
                                 Name:  Donald L. Schubert
                                 Title:    Vice President

                                                                  Loan Agreement




                                    THE SUMITOMO BANK, LIMITED, as a Lender


                                    By: _______________________________________
                                    Name:  Hiroyuki Iwami
                                    Title:    Joint General Manager

                                                                  Loan Agreement




                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as a Lender


                                   By: _______________________________________
                                   Name:  David J. Kramer
                                   Title:    Vice President

                                                                  Loan Agreement




                                   THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION, as a Lender


                                   By: _______________________________________
                                   Name:  Yasushi Satomi
                                   Title:    Senior Vice President

                                                                  Loan Agreement




                                   BANK OF SCOTLAND, as a Lender


                                   By: _______________________________________
                                   Name:  Annie Chin Tat
                                   Title:    Vice President

                                                                  Loan Agreement




                                   HANCOCK BANK, as a Lender


                                   By: _______________________________________
                                   Name:  Keith A. Williams
                                   Title:    Vice President

                                                                  Loan Agreement




                                   MITSUI LEASING (U.S.A.), INC., as a Lender


                                   By: _______________________________________
                                   Name:  Masato Utsumi
                                   Title:    President

                                                                  Loan Agreement




                                  FIRST SECURITY BANK, NATIONAL
                                  ASSOCIATION, as a Lender


                                  By: _______________________________________
                                  Name:  David P. Williams
                                  Title:    Vice President

                                                                  Loan Agreement




                                 THE PEOPLES BANK, as a Lender


                                 By: _______________________________________
                                 Name:  Robert M. Tucei
                                 Title:    Senior Vice President

                                                                  Loan Agreement


                                   SCHEDULE I
                                       TO
                        REDUCING REVOLVING LOAN AGREEMENT

                                     LENDERS

                                                                                                Commitment
Lender                                                               Commitment                 Percentage
------                                                               ----------                 ----------
BA Leasing & Capital Corporation                                     $16,500,000                 16.500000
Societe Generale                                                      15,000,000                 15.000000
The Sumitomo Bank, Limited                                            15,000,000                 15.000000
Wells Fargo Bank, National Association                                15,000,000                 15.000000
The Mitsubishi Trust and Banking Corporation                          15,000,000                 15.000000
Bank of Scotland                                                      10,000,000                 10.000000
Hancock Bank                                                           5,000,000                  5.000000
Mitsui Leasing (U.S.A.), Inc.                                          3,500,000                  3.500000
First Security Bank, National Association                              2,500,000                  2.500000
The Peoples Bank                                                       2,500,000                  2.500000
                                                                    ------------                 ---------



TOTAL (Lenders)                                                     $100,000,000                    100.00%


                                                                  Loan Agreement


                                    EXHIBIT A
                      TO REDUCING REVOLVING LOAN AGREEMENT

                                  FORM OF NOTE

                                   NOTE NO. __


U.S. $________________                                    ________________, 1997


         FOR VALUE RECEIVED, the undersigned, HANCOCK BANK, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of [NAME OF LENDER] (the "Lender"), the principal sum of $_________ United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Reducing Revolving Loan Agreement, dated as of September 29, 1997, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as administrative agent (the "Administrative Agent"), and the various lenders named therein (the "Loan Agreement").

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

         This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Administrative Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents

                                                                  Loan Agreement

for a statement of the terms and provisions of such security.

         Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section
2.8 of the Loan Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.

         IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                              HANCOCK BANK, not in its individual capacity but solely as Trustee, as Borrower



                              By: _______________________________
                                       Name:
                                       Title:

                                                                  Loan Agreement

                              GRID ATTACHED TO NOTE
                        DATED AS OF ____________, 1997 OF
                                  HANCOCK BANK
                                   AS TRUSTEE
                 PAYABLE TO THE ORDER OF [INSERT LENDER'S NAME]

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.

========================================================================================================================
                                                                                            Principal      Notation Made
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

                                       A-3